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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 21, 2003

                         Commission file number 1-12215

                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                    Delaware
                            (State of Incorporation)

                                   16-1387862
                     (I.R.S. Employer Identification Number)


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Item 7. Financial Statements and Exhibits

c.   Exhibits

     99.1 Press release of Quest Diagnostics Incorporated dated October 21, 2003 announcing a quarterly cash dividend and the expansion of the company's share repurchase program.

     99.2 Press release of Quest Diagnostics Incorporated dated October 21, 2003 announcing, among other things, its results for the quarter and nine months ended September 30, 2003.



Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure." On October 21, 2003, Quest Diagnostics Incorporated issued a press release announcing a quarterly cash dividend and the expansion of the company's share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition." On October 21, 2003, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated by reference herein.




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   October 21, 2003

                                   QUEST DIAGNOSTICS INCORPORATED

                                   By: /s/ Robert A. Hagemann
                                       ---------------------
                                           Robert A. Hagemann
                                           Vice President and Chief Financial
                                           Officer

                           STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by........   'pp'